                                                                   EXHIBIT 10.13


                 FY2002 NEBS PERFORMANCE RESTRICTED STOCK PLAN
                            (EFFECTIVE JULY 1, 2001)

     This Performance Restricted Stock Plan (the "Plan") was adopted by the Organization and Compensation Committee of the Board of Directors of New England Business Service, Inc. (the "Company") on August 2, 2001 for the purpose of providing incentive compensation for senior executives of the Company in lieu of an annual grant of stock options. This Plan shall be governed by the following definitions and calculations.

I. Participants. The participants in the Plan for the 2002 fiscal year of the Company (the "Year") and their respective target bonus amounts shall be as follows:

      Chairman, President & Chief Executive Officer                     $300,000

      Senior Vice President & President, Diversified Operations         $200,000

      Senior Vice President & President, Chiswick                       $200,000

      Senior Vice President & President, PremiumWear                    $200,000

      Senior Vice President & President, NEBS Direct Marketing          $200,000

      Senior Vice President & President, International                  $200,000

      Senior Vice President, Chief Financial Officer & Treasurer        $200,000

      Senior Vice President, Manufacturing & Technical Operations       $200,000

      Senior Vice President, Information Systems                        $100,000

      Senior Vice President, Human Resources                            $100,000

      Vice President, Corporate Controller                              $100,000

      Vice President, General Counsel & Secretary                       $100,000

      Calculation of Actual Bonus. The actual bonus of each participant shall be calculated based on the actual earnings per share of the Company's common stock for the Year ("EPS") vs. the targeted objective established by the Organization and Compensation Committee. No bonus shall be paid if the Company's EPS is more than $.20 below targeted EPS.

      A.    Chairman, President & Chief Executive Officer.

            The actual bonus of this participant shall be calculated as follows:

            $300,000 will be earned for the achievement of targeted EPS. Each $.01 per share increase in EPS above target equals $15,000 additional bonus pay-out with a maximum payment equal to $450,000. Each $.01 decrease in EPS below target equals a reduction in payment of $7,500. No bonus shall be paid if earnings per share is more than $.20 below targeted EPS.

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

      B. Senior Vice President & President, Diversified Operations; Senior Vice President & President, Chiswick; Senior Vice President & President, PremiumWear; Senior Vice President & President, NEBS Direct Marketing; Senior Vice President & President, International; Senior Vice President, Chief Financial Officer & Treasurer; Senior Vice President, Manufacturing & Technical Operations

            The actual bonuses of these participants shall be calculated as follows:

            $200,000 will be earned for the achievement of targeted EPS. Each $.01 per share increase in EPS above target equals $10,000 additional bonus pay-out with a maximum payment equal to $300,000. Each $.01 decrease in EPS below target equals a reduction in payment of $5,000. No bonus shall be paid if earnings per share is more than $.20 below targeted EPS.

      C. Senior Vice President, Information Systems; Senior Vice President, Human Resources; Vice President, Corporate Controller; Vice President, General Counsel & Secretary

            The actual bonuses of these participants shall be calculated as follows:

            $100,000 will be earned for the achievement of targeted EPS. Each $.01 per share increase in EPS above target equals $5,000 additional bonus pay-out with a maximum payment equal to $150,000. Each $.01 decrease in EPS below target equals a reduction in payment of $2,500. No bonus shall be paid if earnings per share is more than $.20 below targeted EPS.

      D. Bonus Payments. Bonus payments will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth fiscal quarter of the Year. Stock awarded under the Plan will be in the form of restricted stock issued pursuant to the New England Business Service Inc. Stock Compensation Plan, with terms and conditions detailed in the form of a Restricted Stock Award Agreement attached hereto as Schedule A.

II.   Certain Definitions and Other Provisions.

      A. For purposes of calculating the actual bonuses, EPS shall mean basic earnings per share, determined in accordance with all of the accounting policies employed in the preparation of the Company's audited financial statements for the Year.

      B. Actual or targeted EPS may, at the discretion of the Organization and Compensation Committee, be adjusted to eliminate the effect of
            (i) either the acquisition or the divestiture by the Company of any subsidiary or division during the Year, and/or (b) the imposition during the Year by

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            Massachusetts or any other state or states of sales taxes on services, materials or supplies purchased by the Company or any subsidiary of the Company the effect of which is not allowed for in the Company's annual budget for the 2002 fiscal year or (c) any abatement of taxes or material increase or decrease in Federal or State corporate tax rates. It is the intention of the Organization and Compensation Committee that any such discretionary adjustment shall be made by it, and shall be announced to the affected participants, promptly after the occurrence of a motivating event, but the failure to act promptly shall not deprive the Committee of its power to make such an adjustment at a later date.

      C. Should a participant die, retire, or become totally disabled during the Year, he or his estate shall be entitled to receive a bonus pro-rated based on the number of days from the beginning of the Year to the date of death, retirement or disability, divided by 365. Should a participant's employment by the Company or any subsidiary business unit be terminated for any other reason, payment of any bonus hereunder for the Year in which such termination occurs is at the sole discretion of the Organization and Compensation Committee.

      D. If a participant assumes a new position during the Year, the Organization and Compensation Committee may make an appropriate adjustment to his target bonus and/or the means of calculating his actual bonus, effective from and after that event.

      E. If a Change in Control event (as defined in Paragraph J below) occurs, the Company will within sixty (60) days following such event pay each participant a prorated bonus through the date thereof as hereinafter provided, whereupon this Plan will terminate. The bonus payment hereunder will be the greater of (i) 50% of the targeted bonus or (ii) the target bonus amount multiplied by a fraction, the numerator of which is the number of days from the beginning of the Year to the date of the Change in Control, and the denominator of which is 365. Anything contained in this Plan to the contrary notwithstanding, any payments under this Plan following the occurrence of a Change in Control event shall be made solely in cash.

      F. In the event of any material, unusual and non-recurring charge to income, purchase or sale of any material business unit by the Company, or other material event affecting the ability of the Company to achieve the targeted EPS established under this Plan, the Organization and Compensation Committee shall review such EPS target and make such adjustments with respect thereto as it deems reasonable and equitable in light of the purposes of this Plan. Any and all adjustments made by the Organization and Compensation Committee under this paragraph shall be finding and binding on the Company and all participants.

      G. The Organization and Compensation Committee may in its discretion terminate the Plan as of the end of any fiscal quarter. If the Plan is so terminated, the Company shall pay out bonuses to the participants in such amounts as are appropriate and equitable in light of the Company's performance through the end of such quarter and the targets established hereunder. The determination of the amount of any bonuses payable under this paragraph shall be made by the Organization and Compensation Committee, which determination shall be final and binding on the Company and all participants.

      H. Nothing contained in this Plan shall confer, and no grant of a bonus hereunder shall be construed as conferring, upon any employee any right to continue in the employment of the Company or any subsidiary of the Company or to interfere in any way with the right of the Company or any subsidiary to terminate the employee's employment at any time or increase or decrease his compensation from the rate in existence as of the effective date of this Plan or the granting of any bonus hereunder.

      I.    This Plan shall be effective commencing July 1, 2001.

      J. A "Change in Control" shall be deemed to have occurred if any of the events set forth in any of the following subparagraphs shall have occurred:

            (1) any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing 35% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subparagraph (3)(a) below;

            (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date this Plan was adopted, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office who either were directors on the date this Plan was adopted or whose appointment, election or nomination for election was previously so approved or recommended;

            (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with another corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company of its Affiliates (as defined below)) representing 35% or more of the combined voting power of the Company's then outstanding securities; or

            (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of the foregoing definition of a Change in Control event, the following terms have the meanings indicated below:

            (i) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act");

            (ii) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and

            (iii) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities and (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

SCHEDULE A


                       NEW ENGLAND BUSINESS SERVICE, INC.
                        RESTRICTED STOCK AWARD AGREEMENT
          (NEW ENGLAND BUSINESS SERVICE, INC. STOCK COMPENSATION PLAN)

                                    PREAMBLE
                                    --------

     This restricted stock award agreement (the "Agreement") is made and entered into as of ______________, 2002 (the "Date of Grant") by New England Business Service, Inc. (the "Issuer") and _____________________ (the "Executive"), a key employee of the Issuer or a Subsidiary1 of the Issuer (hereunder individually and collectively referred to as the "Company").

1.   SHARES SUBJECT TO THE RESTRICTED STOCK AWARD.

     Pursuant to the provisions of the New England Business Service, Inc. Stock Compensation Plan (the "Plan"), as in effect on the Date of Grant, the Issuer hereby grants to the Executive a restricted stock award ("Restricted Stock Award") of _____________ shares of its Stock (the "Awarded Shares"). The Awarded Shares are being issued to the Executive in lieu of one hundred percent (100%) of the gross bonus awarded to the Executive for the fiscal year ended June 29, 2002 (the "Bonus Award") pursuant to the FY2002 NEBS Performance Restricted Stock Plan adopted by the Organization and Compensation Committee of the Board for such fiscal year and are valued for purposes of this Agreement at $________ per share, the Fair Market Value of a share of Stock on the Date of Grant, in accordance with and subject to all the terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.   TERMS AND CONDITIONS OF THE RESTRICTED STOCK AWARD.

     The issuance of Awarded Shares pursuant to the Restricted Stock Award shall be subject to the following terms and conditions.

     2.1  Withholding Taxes.  Notwithstanding anything to the contrary in
Section 2.3(b), the Issuer's obligation to deliver vested Awarded Shares pursuant to this Restricted Stock Award shall be subject to the Executive's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Awarded Shares issued pursuant to this Restricted Stock Award. The Executive may satisfy such withholding obligations by having the Company withhold vested and unrestricted Awarded Shares, or by delivering to the Company already owned unrestricted shares of Stock, having a Fair Market Value as of the date of delivery of such unrestricted shares equal to the amount required to be withheld.

     2.2  Vesting, Forfeiture or Early Vesting of Unvested Awarded Shares.

     (a) Except as provided in this Section 2.2, the Awarded Shares shall remain unvested and subject to the restrictions of this Section 2.2 and Section
2.3 until the third annual meeting of stockholders of the Issuer that follows the Date of Grant of the Awarded Shares (the "Vesting Period").


------------------------
/1/ Capitalized terms not otherwise defined herein are defined in Section 8 below.

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

          (i) So long as the Executive's Service continues, the Awarded Shares shall vest in the Executive (and shall no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof) in accordance with the following vesting schedule(rounded up to the nearest whole share):

                                                 Vesting Schedule
---------------------------------------------------------------------------------------------------------------------
                                               Percentage of Awarded                   Cumulative Percentage
Vesting Date                                   ---------------------                   of
                                                  Shares Vesting                       Awarded Shares
                                                  --------------                       Vested
---------------------------------------------------------------------------------------------------------------------
  Date of 1st annual meeting of                             15%                                     15%
   stockholders following Date of
   Grant
---------------------------------------------------------------------------------------------------------------------
  Date of 2nd annual meeting of                             35%                                     50%
   stockholders following Date of
   Grant
---------------------------------------------------------------------------------------------------------------------
  Date of 3rd annual meeting of                             50%                                    100%
   stockholders following Date of
   Grant
---------------------------------------------------------------------------------------------------------------------

          (ii) If the Executive ceases to perform Service by reason of death, Disability or Retirement, all Awarded Shares not previously vested pursuant to this Section 2.2 shall thereupon immediately vest in the Executive (or in the case of death, in the person or persons to whom the Awarded Shares pass by will or by the laws of descent and distribution) or his permitted transferees pursuant to Section 2.3(a) and shall no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof.

          (iii) If the Executive voluntarily terminates Service or his Service is involuntarily terminated for "cause", as determined in good faith by the Board or Committee (which determination shall be binding on both the Company and the Executive and/or his permitted transferee(s) pursuant to Section 2.3(a)), the Awarded Shares not previously vested pursuant to this Section 2.2 shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration.

          (iv) If the Executive's Service is involuntarily terminated without cause, the Awarded Shares not previously vested pursuant to this Section 2.2 shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration; provided, however, that the Committee may, in its sole discretion, waive the forfeiture of all or any portion of the unvested Awarded Shares and such shares shall thereupon immediately vest in the Executive and no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof.

     (b) Notwithstanding any of the foregoing, if a Change in Control occurs during the Vesting Period and prior to any forfeiture of all or any portion of the Awarded Shares pursuant to this Section 2.2, all Awarded Shares that were not previously vested pursuant to this Section 2.2 and not forfeited by termination of the Executive's Service prior to the occurrence of the Change in Control shall thereupon immediately vest in the Executive and the restrictions of this
     Section 2.2 and Section 2.3 shall terminate.

     2.3 Restrictions on Transfer and Escrow of Unvested Awarded Shares; Delivery of Vested Shares; Stockholder Rights. The Executive hereby agrees to the following conditions:

     (a) Awarded Shares which are not yet vested may not be sold, hypothecated or otherwise disposed of by the Executive or anyone claiming through him; provided, however, that Awarded Shares may be transferred by the Executive, either directly or in trust, to one or more members of Executive's Family, or to a family partnership or other entity for the exclusive benefit of one or more members of Executive's Family if and only to the extent that (i) the Executive notifies the Committee in writing of his desire to transfer Awarded Shares and the Committee does not within thirty (30) days of such notification advise the Executive in writing that such transfer will not be allowed and (ii) such Family member or trust or family partnership for the benefit thereof executes an agreement to be subject to all of the terms and conditions of this Agreement.

     (b) Awarded Shares which are not yet vested shall be held in escrow by the Issuer. Upon the vesting of any Awarded Shares pursuant to Section 2.2 and the satisfaction of all obligations imposed by Section 2.1, the Issuer shall promptly cause a certificate to be issued for the Awarded Shares (or portion thereof which has vested) and shall deliver such certificate to the Executive or his permitted transferee(s) pursuant to Section 2.3(a).

     (c) Subject to the terms hereof, the Executive shall have all the rights of a stockholder with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to Section 2.2, including without limitation, the right to vote the Awarded Shares, except as provided in (d) below.

     (d) Any dividends declared and paid with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to
     Section 2.2, shall not be paid to the Executive but shall instead be automatically reinvested in shares of Stock at the Fair Market Value of a share of Stock on the date of such dividend payment, and such additional shares of Stock shall be deemed additional Awarded Shares (granted, for purposes of Section 2.2 only, on the Date of Grant) and shall be subject to the forfeiture and other provisions of Section 2.2 and this Section 2.3.

     2.4 Investment Representation. The Executive shall hold the Awarded Shares for investment and not with a view to, or for resale in connection with, any public distribution of such Shares, and if requested, shall deliver to the Issuer an appropriate certification to that effect. This restriction shall terminate upon the registration of such Shares under federal securities laws or if, in the opinion of counsel for the Issuer, such Shares may be resold without registration.

     2.5 Provision of Information. The Issuer will furnish upon request of the Executive copies of the certificate of incorporation of the Issuer, as amended, and by-laws of the Issuer, as amended, and such publicly available financial and other information concerning the Issuer and its business and prospects as may be reasonably requested by the Executive in connection with the issuance or purchase of Awarded Shares pursuant to this Agreement.

     2.6 Compliance with the Plan. The Executive shall comply with all terms and conditions of the Plan (a copy of which is attached hereto) and of this Agreement. All decisions under, and interpretations of, the provisions of the Plan and of this Agreement by the Board or by the Committee shall be final, binding and conclusive upon the Company and its successors and assigns and upon the Executive and anyone claiming through the Executive.

3.   RIGHT TO TERMINATE.

     Nothing contained in the Plan or in this Agreement shall restrict the right of the Company to terminate the employment of the Executive at any time and for any reason, with or without notice, or shall otherwise affect the terms and conditions of the Executive's employment except as specifically provided in either the Plan or in this Agreement.

4.   ADJUSTMENT IN SHARES.

     Appropriate adjustment shall be made by the Board or by the Committee in the number and kind of the Awarded Shares issued pursuant to this Restricted Stock Award to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Issuer after the Date of Grant. In the event of a change of the Stock resulting from a merger or similar reorganization as to which the Issuer is the surviving corporation, or sale of all or substantially all of the assets of Issuer to a corporation that does not result in a Change in Control, the number and kind of the Awarded Shares issued pursuant to this Agreement shall be appropriately adjusted in such a manner as the Board or the Committee shall deem equitable to prevent dilution or enlargement of the rights granted hereunder.

5.   RESTRICTIONS ON TRANSFER OF STOCK.

     The Awarded Shares shall be subject to any restrictions then in effect pursuant to the certificate of incorporation or by-laws of the Issuer and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Executive.

6.   NOTICE CONCERNING TAX MATTERS.

     The Company makes no representation about the tax treatment to the Executive with respect to the receipt of the Restricted Stock Award or the acquisition, holding or disposition of the Awarded Shares. THE EXECUTIVE IS URGED TO CONSULT A PROFESSIONAL TAX ADVISER OF HIS OR HER OWN CHOOSING FOR ADVICE AS TO THE TAX CONSEQUENCES (INCLUDING THE APPLICATION OF SECTION 83 OF THE CODE) OF RECEIVING A RESTRICTED STOCK AWARD OR OF HOLDING OR SELLING AWARDED SHARES ISSUED PURSUANT TO THIS AGREEMENT.

7.   GOVERNING LAW; ETC.

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law, and applicable federal law. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Executive and the successors and assigns of the Issuer, but shall not be assigned by the Executive at any time, except as otherwise permitted by Section 2.3(a) hereof, without the prior written permission of the Issuer.

8.   DEFINITIONS.

     8.1  "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under
Section 12 of the Exchange Act.

     8.2  "Agreement" has the meaning defined in the Preamble above.

     8.3  "Awarded Shares" has the meaning defined in Section 1 above.

     8.4 "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act.

     8.5  "Board" means the Board of Directors of the Issuer.

     8.6  "Bonus Award" has the meaning set forth in Section 1 above.

     8.7 "Change in Control" means the occurrence of any of the following events:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Issuer representing 35% or more of either the then outstanding shares of common stock of the Issuer or the combined voting power of the Issuer's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subparagraph
(c)(i) below;

     (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Issuer) whose appointment or election by the Board of Directors or nomination for election by the Issuer's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

     (c) there is consummated a merger or consolidation of the Issuer or any direct or indirect Subsidiary of the Issuer with another corporation, other than
(i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Issuer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Issuer (not including in the securities Beneficially Owned by such Person any securities acquired directly from the

Issuer of its Affiliates) representing 35% or more of the combined voting power of the Issuer's then outstanding securities; or

     (d) the stockholders of the Issuer approve a plan of complete liquidation or dissolution of the Issuer or there is consummated an agreement for the sale or disposition by the Issuer of all or substantially all of the Issuer's assets, other than a sale or disposition by the Issuer of all or substantially all of the Issuer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Issuer in substantially the same proportions as their ownership of the Issuer immediately prior to such sale.

     8.8 "Code" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

     8.9  "Committee" has the meaning defined in the Plan.

     8.10  "Company" has the meaning defined in the Preamble above.

     8.11  "Date of Grant" has the meaning defined in the Preamble above.

     8.12  "Disability" has the meaning defined in Code Section 22(e)(3).

     8.13 "Exchange Act" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

     8.14  "Executive" has the meaning defined in the Preamble above.

     8.15 "Fair Market Value" means the last sales price per share of Stock as reported on the New York Stock Exchange prior to the Date of Grant (or other date on which such valuation is made) or if no price has been so reported within one week prior to the Date of Grant (or other date on which such valuation is made), fair market value shall be determined by a principal market maker for the Stock designated by the Committee (or if no such market maker is designated, by the Board in its good faith business judgment).

     8.16 "Family" means the Participant's: (i) spouse and lineal descendants of such spouse; (ii) lineal descendants and the spouses of such lineal descendants: (iii) lineal ancestors and the spouses of such lineal ancestors; and (iv) siblings and the spouses and children of such siblings.

     8.16  "Issuer" has the meaning defined in the Preamble above.

     8.17 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Issuer or any of its Subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Issuer or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of such securities and (d) a corporation owned, directly or indirectly, by the stockholders of the Issuer in substantially the same proportions as their ownership of stock of the Issuer.

     8.18  "Plan" has the meaning defined in Section 1 above.

     8.19  "Restricted Stock Award" has the meaning defined in Section 1 above.

     8.20 "Retirement" means the actual cessation of the Executive's Services on or after the date that he attains age 62.

     8.21 "Service" means the performance of work for the Company or a Subsidiary as an employee.

     8.22  "Stock" has the meaning defined in the Plan.

     8.23  "Subsidiary" has the meaning defined in Code Section 424(f).

     8.24  "Vesting Period" has the meaning defined in Section 2.2 above.

9.   Amendments.

     Any amendment to this Agreement, or waiver of any terms hereof, may be made only pursuant to a writing executed by the Issuer and the Executive.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date first appearing above.

                              EXECUTIVE


                              ___________________________________
                              Signature

                              Address of Executive:

                              ___________________________________

                              ___________________________________


                              NEW ENGLAND BUSINESS SERVICE, INC.

CORPORATE SEAL                By:
                                 ________________________________
                                 Name:
                                 Title: